Putnam
Real Estate
Opportunities
Fund

ANNUAL REPORT
August 31, 1995

[Putnam Logo]
BOSTON * LONDON * TOKYO
PERFORMANCE HIGHLIGHTS

>     With a healthy real-estate market  REIT stocks  total return should reach 12 percent or so for the next few years, and their high yields offer some protection from broad market declines.
That doesn t sound exciting after this year s stock-and-bond-fest but buying low, remember, is the first half of the famous formula.

       U.S. News and World Report, June 26, 1995

>     Real estate funds can add diversity to your portfolio and
current income with potential for growth. And they will never wake you up at 3 a.m. to complain that the pipes have burst.

       Business Week, April 24, 1995

FISCAL 1995 RESULTS AT A GLANCE
TOTAL RETURN:                      NAV       POP
(change in value during period
plus reinvested distributions)

Life of fund
(since 1/3/95)                     11.65%    5.21%

SHARE VALUE:                       NAV       POP
1/3/95                             $8.50     $9.02
8/31/95                            9.49      10.07

Fund performance data do not take into account any adjustment for taxes payable on reinvestment distributions. POP assumes maximum 5.75% sales charge. Performance data represent past results and an expense limitation currently in effect. Without the expense limitation, the fund s total return would have been lower. Investment returns and net asset value will fluctuate so an investor s shares, when sold, may be worth more or less than their original cost. Total return figures represent cumulative, not annualized, performance.

          The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects.

          For comparative performance and explanation of terms, see page 8.
FROM THE CHAIRMAN

Dear Shareholder:

Putnam Management s forecast for this year called for continued improvement in the stock market, but it certainly did not anticipate the vigor of the advance we have actually experienced. Now, as investors take profits and the slower economy begins to rein in corporate earnings growth, the exuberance of 1995 s first half has become somewhat diminished.

Several developments could bring with them near-term turbulence. A weakening dollar, a resurgence of inflation fears, or a dramatic fall in earnings could cause waves in the financial markets, spelling difficulty for stocks. For the most part, however, fundamental economic and financial conditions appear healthy.

Furthermore, as the election campaign sparks tax-change proposals, anticipation of major reforms that favor saving and investing may spur investor confidence. Such a prospect could help sustain the current market advance, even though no meaningful legislation is likely before 1997.

In the following report, Fund Manager Jeanne Mockard reviews your fund s performance during the fiscal year ended
August 31, 1995, and presents her outlook for the remainder of the fiscal year.

Respectfully yours,

/s/ George Putnam

George Putnam
Chairman of the Trustees
October 18, 1995
REPORT FROM THE FUND MANAGER
JEANNE MOCKARD

The broad stock market thus far in 1995 has given adventure-loving investors the time of their lives. The Dow Jones Industrial Average soared to new highs even after the precipitous single-day drop in May and a major tumble in July, generating an impressive 22% total return, year to date, while the technology-packed NASDAQ Composite index turned in an extraordinary 36%. Such momentum may well continue over the near term but eventually may begin to slow if corporate earnings weaken.

Performance in the real estate sector of the market, while attractive, appears positively sedate in comparison. Year to date, real estate investment trusts (REIT) stocks generated returns in the 7% to 10% range, much closer to the stock market s historical averages. For the eight months ended August 31, 1995, the fund s total return was 11.65% for class A shares at net asset value. At the same time, the National Association of Real Estate Investment Trusts (NAREIT) Index returned 8.81%, while the average return for a real estate mutual fund was 6.73%, as reported by Lipper Analytical Services.

REIT stocks typically have low correlation with the rest of the equity market, which is why adding them to a portfolio of stocks brings a valuable element of diversification. It is important to keep in mind, however, that over the long term, equity REITs have had a higher rate of return than stocks as a whole: annual rates of 13.6% versus 12.41% for the Standard & Poor s 500 Index for the past 22 years, according to the NAREIT.

>    STRONG POSITIONING IN A WEAK MARKET

Putnam Real Estate Opportunities Fund began operations on January 3, 1995, when the commercial real estate market was reeling from oversupply and investor apathy. In retrospect, this timing has proved fortunate, since it allowed us to do some bottom-fishing and to position the fund for the future without the pressure of falling prices.

Several of our initial allocations have proved quite profitable. We overweighted self-storage, office, and industrial REIT stocks, as well as home-builder stocks. In fact, at period s end 12% of the portfolio was invested in self-storage and home builder stocks, which have been the strongest sectors in the entire REIT market this year. We underweighted all holdings related to the retail sector, such as shopping centers, malls, and factory outlets. That proved a wise move, since the retail environment has been somewhat rocky recently.

Some long-term investment decisions we made have not yet produced results. We overweighted manufactured-home REITs, a strategy that has not yet benefited the fund because of this sector s recent weakness. Still, we are sticking with these stocks because they are now attractively priced and because we believe there will be growing demand from an aging population. For the same reasons, we are sticking with apartment REITs, which have been flat so far this year.

>    CAREFUL RESEARCH IS A HIGH PRIORITY

Real estate stocks encompass a wide range of industry sectors, and there is considerable divergence in the performance of those sectors. For example, self-storage REITs were up 17% through the end of July, while manufactured-home REITs were down 5%. To diversify your investment dollars across many property types and geographical regions, we conduct intensive, ongoing research. We meet with the managements of many potential companies and visit their sites. We examine their balance sheets, looking for reasonable payout ratios and swelling cash flows that can generate dividend growth.

TOP INDUSTRY SECTORS*
Residential              25.6%
Shopping centers         13.7%
Office and industrial    13.6%
Home building            11.4%
Health-care facilities   6.4%

     *    Based on net assets on 8/31/95. Holdings will vary over
time.
A high level of inside ownership represents an important buying criterion, since it points to the management s confidence in the company and suggests harmony between the management s goals and those of other investors. Another big plus is the presence of property and capital reserves for at least two years. Such reserves indicate that the company has the ability to grow by developing land it already owns without having to borrow at
potentially unfavorable rates   or, if bargains abound, that the
company will have the resources to increase its holdings profitably.

Some REITs require specialized research because their supply and demand are not necessarily tied to their regions economies. For example, your fund owns shares of Beacon Properties, an office REIT in Boston, because we know that the builders in Boston are busy with the massive Central Artery construction project now under way, and little office building will be going on in the city over the next few years.

>    SPECIAL ADVANTAGES
Although REIT returns pale in comparison with this year s stock market rally, we believe this is more a function of the unusual strength of the rally than a drastic underperformance by REITs. Typically, REIT investors seek relatively steady returns with a high income component and these goals have been largely accomplished thus far in 1995.

Although REITs generate high current income, they are less interest-rate sensitive than bonds and utilities and therefore provide an effective inflation hedge. Higher interest rates can drive up rents, boosting REIT cash flows. REITs are also free to raise investor payouts whenever earnings justify the move, while bond and utility rates are fixed by long-term contracts. In fact, REITs are required to pass through at least 95% of their income as dividends.

Although the economy is now coasting on its soft-landing path of slow growth and low inflation, we believe it may become more anemic as the year wears on. Consequently, we regard the fund as an excellent defensive vehicle. Moreover, REIT stocks are now attractively priced. The average REIT currently offers about an 8% yield, almost one and a half percentage points
TOP 10 HOLDINGS (8/31/95)
BEACON PROPERTIES CORP.
Office and commercial real-estate, largely in Boston

TOLL BROTHERS, INC.
Luxury single-family homes

DUKE REALTY INVESTMENTS, INC.
Midwest commercial property

CALI REALTY CORP.
Office properties primarily in New Jersey

STORAGE USA, INC.
Self-storage properties

CENTEX CORP.
Home building, construction

HIGHWOODS PROPERTIES, INC.
Office property largely in North Carolina

STORAGE EQUITIES, INC.
Self-storage properties

DEBARTOLO REALTY CORP.
Malls and community centers in 16 states

NATIONWIDE HEALTH PROPERTIES, INC.
Long-term care facilities

These holdings represent 23.3% of the fund s net assets. Portfolio holdings will vary over time.

above the 10-year Treasury rate. This spread is typically narrower and is not likely to last.

>    BULLISH OUTLOOK FOR THE FUTURE

Despite the current lull, we are positive about the future. The REIT market s fundamentals are favorable, and we believe the sector is firmly positioned for future growth. Office vacancy rates have dropped and rents have climbed over the past few years. There are also far fewer new REIT offerings coming into the market, a situation that may tighten the supply of REITs and support higher future prices.

The views expressed about the companies mentioned in this report are exclusively those of Putnam Management and are not meant as investment advice. Although the described holdings were viewed favorably as of 8/31/95, there is no guarantee the fund will continue to hold these securities in the future. PERFORMANCE SUMMARY

This section provides, at a glance, information about your fund s performance. Total return shows how the value of the fund s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions back into the fund. We show total return in two ways: on a cumulative long-term basis and on average how the fund might have grown each year over varying periods.

Performance should always be considered in light of a fund s investment strategy. Putnam Real Estate Opportunities Fund is designed for investors seeking capital growth and current income by investing primarily in equity securities issued by companies principally engaged in the real estate industries.

TOTAL RETURN FOR PERIOD ENDED 8/31/95

                                   STANDARD
                                   & POOR S       NAREIT
               NAV       POP       500  INDEX     INDEX
Life of fund   11.65%    5.21%     23.92%         8.81%
(1/3/95)

TOTAL RETURN FOR PERIOD ENDED 9/30/95
(most recent calendar quarter)
                                   NAV       POP
Life of fund (1/3/95)              14.24%    7.65%

Fund performance data do not take into account any adjustment for taxes payable on reinvested distributions and represent past results. Investment returns and principal value will fluctuate so an investor s shares, when sold, may be worth more or less than their original cost.
TERMS AND DEFINITIONS

NET ASSET VALUE (NAV) is the value of all your fund s assets, minus any liabilities, divided by the number of outstanding shares, not including any initial sales charge.

PUBLIC OFFERING PRICE (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 5.75% sales charge.

COMPARATIVE BENCHMARKS

STANDARD & POOR S 500 INDEX is an unmanaged list of common stocks that is frequently used as a general measure of stock market performance. The index assumes reinvestment of all distributions and does not take into account brokerage commissions or other costs. The fund s portfolio contains securities that do not match those in the index.

THE NATIONAL ASSOCIATION OF REAL ESTATE INVESTMENT TRUSTS (NAREIT) INDEX is based upon the last closing price of the month for all tax-qualified REITs listed on the major U.S. stock exchanges. The data are market weighted and the total return calculation is based upon the weightings at the beginning of period. Dividends are included in the month based upon their payment date.

REPORT OF INDEPENDENT ACCOUNTANTS
For the period January 3, 1995 (commencement of operations) to August 31, 1995

To the Trustees and Shareholders of
Putnam Real Estate Opportunities Fund

We have audited the accompanying statement of assets and liabilities of Putnam Real Estate Opportunities Fund, including the portfolio of investments owned, as of August 31, 1995, and the related statement of operations, the statement of changes in net assets, and the Financial Highlights for the period January 3, 1995 (commencement of operations) to August 31, 1995. These financial statements and Financial Highlights are the responsibility of the fund s management. Our responsibility is to express an opinion on these financial statements and Financial Highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and Financial Highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and   Financial
Highlights referred to above present fairly, in all material respects, the financial position of Putnam Real Estate Opportunities Fund as of August 31, 1995, the results of its operations, the changes in its net assets, and the Financial Highlights for the period January 3, 1995 (commencement of operations) to August 31, 1995, in conformity with generally accepted accounting principles.

                                   Coopers & Lybrand L.L.P.
Boston, Massachusetts
October 16, 1995
PORTFOLIO OF INVESTMENTS OWNED
August 31, 1995

Common Stocks(94.3%)*
Number of Shares

                                                  Value
Basic Industrial Products(1.4%)
     300       Deere & Co.                     $ 25,650
Consumer Durable Goods(1.3%)
     400       Armstrong World Industries, Inc.  22,950
Consumer Non Durables(0.6%)
     200       Eastman Kodak Co.                 11,520
Factory Outlet(1.6%)
     1,152     HGI Realty, Inc. (R)              28,944
Finance(1.2%)
     400       Student Loan Marketing Assn.      21,650
Food(1.1%)
     600       Dole Food Co.                     19,650
Forest Products(1.0%)
     400       Weyerhaeuser Co.                  18,400
Health Care Facilities(6.4%)
     800       American Health
               Properties, Inc. R                17,400
     80        American Health Properties,
               Inc.   Dep. Shs. (R)               1,300
     1,100     LTC Properties Inc.               15,675
     1,000     Meditrust Corp.                   32,875
     900       Nationwide Health
               Properties, Inc.                  35,210
     600       Omega Healthcare
               Investors, Inc.                   15,450
                                               --------
                                                117,910
Home Building(11.4%)
     1,300     Centex Corp.                      38,025
     900       Clayton Homes, Inc.               21,263
     1,400     Continental Homes
               Holding Corp.                     29,400
     800       Lennar Corp.                      15,500
     600       Oakwood Homes Corp.               19,200
     600       Pulte Corp.                       16,200
     500       Schuler Homes, Inc.                5,938
     3,000     Toll Brothers, Inc.               53,625
     500       Webb (Delaware East) Corp.         9,313
                                               --------
                                                208,464
Hotels(3.0%)
     400       FelCor Suite Hotels, Inc.         11,000
     1,000     RFS Hotel Investors, Inc.         14,250
     800       Starwood Lodging
               Trust  (R)                        21,300
     700       Winston Hotels, Inc. (R)           7,613
                                               --------
                                                 54,163
Common Stocks
Number of Shares                                  Value
Manufactured Homes(4.9%)
     1,300     Chateau Properties, Inc.          27,950
     1,500     Manufactured Home
               Communities (R)                   24,375
     900       ROC Communities, Inc. (R)         19,913
     700       Sun Communities, Inc. (R)         17,588
                                               --------
                                                 89,826
Office & Industrial(13.6%)
     2,700     Beacon Properties Corp. (R)       58,050
     2,100     Cali Realty Corp. (R)             40,425
     600       CenterPoint Properties
               Corp. (R)                         12,375
     1,800     Duke Realty Investments,
               Inc. (R)                          53,100
     500       First Industrial Realty
               Trust, Inc. (R)                    9,938
     1,500     Highwoods Properties,
               Inc. (R)                          37,500
     400       Spieker Properties, Inc. (R)       8,600
     1,400     Washington Real Estate
               Investment Trust (R)              20,825
     300       Weeks Corp. (R)                    7,650
                                               --------
                                                248,463
Railroads(0.7%)
     200       Union Pacific Corp.               13,100
Real Estate(0.9%)
     800       Rouse Co.                         16,900
Residential(25.6%)
     1,400     Avalon Properties, Inc.           28,350
     1,400     Bay Apartment Community,
               Inc. (R)                          29,225
     1,000     Colonial Properties Trust (R)     24,000
     1,600     Columbus Realty Trust (R)         30,400
     1,000     Equity Residential
               Properties Trust                  29,500
     1,400     Evans Withycombe Residential      27,300
     1,500     Home Properties
               of NY, Inc. (R)                   26,438
     1,500     Merry Land & Investment Co.,
               Inc. (R)                          32,250
     1,100     Mid-America Apartment
               Communities, Inc. (R)             28,188
     1,500     Oasis Residential, Inc. (R)       33,938
     1,000     Post Properties, Inc. (R)         31,500
     1,800     Prime Residential, Inc. (R)       28,125
     1,600     Security Capital Pacific Trust (R)29,600
     1,200     Smith (Charles East)
               Residential Realty (R)            27,450
Common Stocks(continued)
Number of Shares                                  Value
Residential (continued)
     2,400     South West Property
               Trust, Inc. (R)                   28,800
     1,200     Town & Country Trust (R)          16,500
     800       Wellsford Residential Property
               Trust (R)                         17,300
                                               --------
                                                468,864
Restaurants(0.9%)
     1,200     Commercial Net Lease Realty (R)   15,300
Self Storage(5.0%)
     700       Shurgard Storage Centers,
               Inc. Class A (R)                  16,975
     2,000     Storage Equities, Inc. (R)        36,750
     1,300     Storage USA, Inc. (R)             38,188
                                               --------
                                                 91,913
Shopping Centers(13.7%)
     1,400     Bradley Real Estate Trust, Inc. (R)22,925
     1,100     Chelsea GCA Realty, Inc. (R)      33,000
     2,500     Debartolo Realty Corp. (R)        35,313
     900       Excel Realty Trust, Inc. (R)      18,113
     1,000     Glimcher Realty Trust (R)         21,000
     800       Kimco Realty Corp. (R)            32,500
     1,200     Kranzco Realty Trust (R)          21,000
     500       Macerich Co. (R)                  10,438
     1,700     Malan Realty Investments, Inc. (R)24,863
     400       Simon Property Group, Inc. (R)     9,850
     600       Weingarten Realty
               Investors, Inc. (R)               21,525
                                               --------
                                                250,527
Total Common Stocks
(cost $1,595,876)                            $1,724,194

Convertible Bonds and Notes(2.7%)*
Principal Amount                                  Value
     $20,000   Liberty Property Trust cv. sub.
               deb. 8s, 2001 (R)                $20,375
     30,000    Camden Property Trust cv.
               sub. deb. 7.33s, 2001             29,513

Total Convertible Bonds and Notes
(cost $46,300)                                  $49,888
                                            -----------
Total Investments
(cost $1,642,176)***                         $1,774,082
Notes
* Percentages indicated are based on net assets of $1,829,196, which correspond to a net asset value per share of $9.49.
+    Non-income-producing security.
*** The aggregate identified cost on a tax basis is $1,642,176 resulting in gross unrealized appreciation and depreciation of $167,082 and $35,176 respectively, or net unrealized appreciation of $131,906.
(R)  Real Estate Investment Trust (REIT).
The accompanying notes are an integral part of these financial statements.
STATEMENT OF ASSETS AND LIABILITIES
August 31, 1995

ASSETS
Investments in securities, at value
(identified cost $1,642,176) (Note 1)                  $1,774,082
Cash                                                        3,597
Dividends and interest receivable                           4,188
Receivable for securities sold                             32,640
Receivable from Manager                                    28,374
Unamortized organization expense (Note 1)                   5,740
TOTAL ASSETS                                            1,848,621

LIABILITIES
Payable for organization expense (Note 1)                   6,425
Payable for investor servicing and custodian fees (Note 3)  1,444
Payable for administrative services (Note 3)                    7
Payable for compensation of Trustees (Note 3)                  49
Reports to shareholders                                       198
Auditing                                                    8,654
Legal                                                       2,049
Postage                                                        33
Registration fees                                             566
Total liabilities                                          19,425
NET ASSETS                                             $1,829,196

REPRESENTED BY
Paid-in capital (Notes 1, 2, and 5)                    $1,640,434
Undistributed net investment income (Note 1)               58,533
Accumulated net realized loss on investment transactions  (1,677)
Net unrealized appreciation of investments                131,906
TOTAL   REPRESENTING NET ASSETS APPLICABLE
TO CAPITAL SHARES OUTSTANDING                          $1,829,196

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per share
($1,829,196 divided by 192,702 shares)                      $9.49
Offering price per share (100/94.25 of $9.49)*             $10.07

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced. The accompanying notes are an integral part of these financial statements.
STATEMENT OF OPERATIONS
For the period January 3, 1995 (commencement of operations) to August 31, 1995

INVESTMENT INCOME:
Dividends                                                 $61,553
Interest                                                    4,282
TOTAL INVESTMENT INCOME                                    65,835
EXPENSES:
Compensation of Manager (Note 3)                            7,598
Investor servicing and custodian fees (Note 3)              5,183
Compensation of Trustees (Note 3)                             410
Reports to shareholders                                       301
Auditing                                                   24,959
Legal                                                       8,784
Postage                                                        37
Registration fees                                             581
Administrative services (Note 3)                               27
Other expenses                                                  4
Amortization of organization expense                          685
Fees waived by Manager (Note 3)                          (40,664)
TOTAL EXPENSES                                              7,905
NET INVESTMENT INCOME                                      57,930
Net realized loss on investments (Note 4)                 (1,677)
Net unrealized appreciation of investments
 during the period                                        131,906
NET GAIN ON INVESTMENT TRANSACTIONS                       130,229
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS     $188,159

The accompanying notes are an integral part of these financial statements.
STATEMENT OF CHANGES IN NET ASSETS

                                                   For the period
                                                  January 3, 1995
                                                    (commencement
                                                   of operations)
                                                    to August 31,
                                                             1995

INCREASE IN NET ASSETS
OPERATIONS:
Net investment income                                     $57,930
Net realized loss on investments                          (1,677)
Net unrealized appreciation of investments                131,906
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS      188,159
Increase from capital share transactions (Note 5)       1,621,037
TOTAL INCREASE IN NET ASSETS                            1,809,196
NET ASSETS
Beginning of period                                        20,000
End of period (including undistributed
net investment income of $58,533)                      $1,829,196

     The accompanying notes are an integral part of these financial statements.
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
                                                   For the period
                                                  January 3, 1995
                                                   (commencement
                                                   of operations)
                                                    to August 31,
                                                             1995

NET ASSET VALUE, BEGINNING OF PERIOD                        $8.50
INVESTMENT OPERATIONS :
Net investment income                                      .30(a)
Net realized and unrealized gain on investments               .69
TOTAL FROM INVESTMENT OPERATIONS                              .99
NET ASSET VALUE, END OF PERIOD                              $9.49
TOTAL INVESTMENT RETURN AT NET ASSET VALUE (%) (b)       11.65(c)
NET ASSETS, END OF PERIOD (in thousands)                   $1,829
Ratio of expenses to average net assets (%)             .48(a)(c)
Ratio of net investment income to average net assets (%)3.52(a)(c)
Portfolio turnover (%)                                    5.35(c)

(a) Reflects an expense limitation in effect during the period (See Note 3). As a result of such limitation, expenses for the fund reflect a reduction of $0.21 per share.
(b) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(c)  Not annualized.
     The accompanying notes are an integral part of these financial statements.
Notes to financial statements
For the period January 3, 1995 (commencement of operations) to August 31, 1995

Note 1
SIGNIFICANT ACCOUNTING POLICIES
The fund is a series of Putnam Investment Funds (the Trust ) which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the fund is to seek capital growth and current income by investing primarily in equity securities issued by companies in the real estate industries.

The following is a summary of significant accounting policies followed by the fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A SECURITY VALUATION Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported as in the case of some securities traded over-the-counter the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments are stated at fair market value following procedures approved by the Trustees.

B JOINT TRADING ACCOUNT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account, along with the cash of other registered investment companies managed by Putnam Investment Management, Inc. ( Putnam Management ), the fund s Manager, a wholly-owned subsidiary of Putnam Investments, Inc., and certain other accounts. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C REPURCHASE AGREEMENTS The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. The fund s Manager is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date.

E FEDERAL INCOME TAXES It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held and excise tax on income and capital gains. At August 31, 1995, the Fund had a capital loss carryover of approximately $1,700 available to offset future net capital gains, if any, which will expire on August 31, 2003.

DISTRIBUTIONS TO SHAREHOLDERS Distributions to shareholders will be recorded by the fund on the ex-dividend date. The fund will distribute any net investment income at least quarterly and any net realized gains at least annually. The amount and character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include treatment of organization expenses. Reclassifications are made to the fund s capital accounts to reflect income and gains available for distribution (or available capital loss carryover) under income tax regulations.

For the period ended August 31, 1995, the fund reclassified $603 to increase undistributed net investment income, and $603 to decrease paid-in capital. The calculation of net investment income per share in the financial highlights excludes these adjustments.

G EXPENSES OF THE TRUST Expenses directly charged or attributable to the fund will be paid from the assets of the fund. Generally, expenses of the Trust will be allocated and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

H UNAMORTIZED ORGANIZATION EXPENSES Expenses incurred by the fund in connection with its organization, its registration with the Securities and Exchange Commission and with various states, and the initial public offering of its shares aggregated $6,425. These expenses are being amortized on a straight line basis over a five-year period.

Note 2
INITIAL CAPITALIZATION AND OFFERING PRICE OF SHARES
The Trust was established as a Massachusetts business trust under the laws of Massachusetts on October 31, 1994.

During the period October 31, 1994 to January 3, 1995, the fund had no operations other than those related to organizational matters, including the initial capital contribution of $20,000 and the issuance of 2,353 shares to Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments, Inc. on December 13, 1994.

At August 31, 1995, Putnam Investment Management, Inc. owned
176,471 shares of the Fund (91.58% of shares outstanding), valued at $1,674,710.

Note 3
MANAGEMENT FEE, ADMINISTRATIVE SERVICES, AND OTHER TRANSACTIONS Compensation of Putnam Management for management and investment advisory services is paid quarterly based on the average net assets of the fund for the quarter. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, and 0.43%, thereafter.

Through December 31, 1995, the fund s manager has agreed to limit the fund s expenses to the extent that expenses (exclusive of brokerage, interest, taxes, deferred organizational and extraordinary expenses and distribution fees) exceed an annual rate of 1.00% of the fund s average net assets.

The fund also reimburses the Manager for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.
Trustees of the fund receive an annual Trustee s fee of $100 and an additional fee for each Trustees meeting attended. Trustees who are not interested persons of the Manager and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

Custodial functions for the fund s assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam
Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

Investor servicing and custodian fees reported in the Statement of operations for the period January 3, 1995 (commencement of operations) to August 31, 1995 have been reduced by credits allowed by PFTC. These credits amounted to $3,639 for the year ended August 31, 1995.

The fund has adopted a distribution plan with pursuant to Rule 12b-1 under the Investment Company Act of 1940, although the fund is not currently making any payments pursuant to this plan. The purpose of the plan is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Trustees have approved payment by the fund to Putnam Mutual Funds Corp. at an annual rate of up to 0.35% of the fund s average net assets.

During the period January 3, 1995 (commencement of operations) to August 31, 1995, Putnam Mutual Funds Corp., acting as the underwriter, received no commissions from the sale of shares of the fund.

Note 4
PURCHASES AND SALES OF SECURITIES
During the period January 3, 1995 (commencement of operations) to August 31, 1995, purchases and sales of investment securities other than short-term investments, and U.S. government obligations, aggregated $1,718,054 and $74,144, respectively. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 5
CAPITAL SHARES
For the period January 3, 1995 (commencement of operations) to August 31, 1995 there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                    For the period
                                                    January 3, 1995
                                                    (commencement of
                                                    operations) to
                                                    August 31, 1995
                                              Shares       Amount
Shares sold                                  192,412   $1,639,850
Shares repurchased                           (2,063)     (18,813)
Net increase                                 190,349   $1,621,037

Federal Tax Information
(unaudtied)
The Form 1099 you receive in January 1996 will show the tax status of all distributions paid to your account in calendar 1995.
FUND INFORMATION
INVESTMENT
MANAGER
Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES
Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN
Putnam Fiduciary Trust
Company

LEGAL COUNSEL
Ropes & Gray

INDEPENDENT
ACCOUNTANTS
Coopers & Lybrand, L.L.P.

TRUSTEES
George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
Eli Shapiro
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS
George Putnam
President
Charles E. Porter
Executive Vice President
Patricia C. Flaherty
Senior Vice President
Lawrence J. Lasser
Vice President
Gordon H. Silver
Vice President
Peter Carman
Vice President
Brett C. Browchuk
Vice President
Thomas V. Reilly
Vice President
Jeanne L. Mockard
Vice President and Fund Manager
William N. Shiebler
Vice President
Paul M. O Neil
Vice President
John D. Hughes
Vice President and Treasurer
Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Real Estate Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of the Putnam Quarterly Performance Summary.

Shares of mutual funds are not deposits of, or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency, and involve risk, including the possible loss of principal amount invested.



20425-403 10/95